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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2000


                           Howmet International Inc.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-13645                                          52-1946684
 ----------------------------------------------------------------------------
  Commission File Number                    (IRS Employer Identification No.)


        475 Steamboat Road, Greenwich, CT                  06836-1960
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    (Address of principal executive offices)               (Zip Code)


                                 (203) 661-4600
                                 --------------
                         Registrant's Telephone Number
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ITEM 5.  OTHER EVENTS.

     On June 2, 2000, Howmet International Inc., a Delaware corporation (the "Company"), Alcoa Inc., a Pennsylvania corporation ("Alcoa"), and HMI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Alcoa (the "Purchaser"), entered into an Agreement and Plan of Merger, dated as of June 2, 2000 (the "Merger Agreement"). Pursuant to the Merger Agreement, Alcoa and the Purchaser have amended and supplemented the tender offer by the Purchaser to purchase all the outstanding shares of common stock, par value $0.01 per share, of the Company ("Shares") (i) to increase the purchase price from $20.00 per Share to $21.00 per Share, net to the seller in cash, without interest, (ii) to modify the conditions to such tender offer to provide for only those conditions or events set forth in Annex A to the Merger Agreement and
(iii) to make such other amendments as are required to conform such tender offer to the terms set forth in the Merger Agreement (as so amended and supplemented, the "Revised Offer").

     The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions, as promptly as practicable following the purchase of Shares in the Revised Offer, and in accordance with the Delaware General Corporation Law (the "DGCL"), Alcoa shall cause the merger of the Purchaser with and into the Company (the "Merger"), with the Company continuing as the surviving corporation in the Merger, in which each Share outstanding immediately prior to the effective time of the Merger (other than Shares owned by the Purchaser or any subsidiary of Alcoa or the Purchaser, or as to which the holder has validly perfected dissenters' rights under the DGCL) would be converted into the right to receive $21.00 in cash, without interest. The Revised Offer is conditioned upon, among other things, there being tendered and not withdrawn prior to the expiration date of the Revised Offer not less than a majority of the outstanding Shares held by stockholders of the Company other than Cordant Technologies Holding Company, a Delaware corporation and wholly owned indirect subsidiary of Alcoa, or the Purchaser.

     The Merger Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The summary of the Merger Agreement contained in this Current Report is qualified in its entirety by the specific language of the Merger Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is filed herewith:

     10.1 Agreement and Plan of Merger, dated as of June 2, 2000, among the Company, Alcoa and the Purchaser (incorporated by reference to Exhibit (e)(4) to Amendment No. 2 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company on June 5, 2000)
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    June 8, 2000


                              HOWMET INTERNATIONAL INC.


                              By: /s/ Roland A. Paul
                                 -------------------------------------
                                  Name:  Roland A. Paul
                                  Title:     Vice President